SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to section 14(a) of the Securities
                           Exchange Act of 1934

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     (as permitted by Rule 14a-6(e)(2))

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[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                      TIS MORTGAGE INVESTMENT COMPANY
  -----------------------------------------------------------------------
          (Exact Name of Registrant as Specified In Its Charter)

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 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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
                      TIS MORTGAGE INVESTMENT COMPANY
                     655 Montgomery Street, Suite 800
                      San Francisco, California 94111
                              (415) 393-8000
            __________________________________________________

                 Notice of Annual Meeting of Stockholders
                        To Be Held on May 13, 1996
            __________________________________________________

To Our Stockholders:

The 1996 Annual Meeting of Stockholders of TIS Mortgage Investment Company will be held at The Holiday Inn, 750 Kearny Street, San Francisco, California on Monday, May 13, 1996 at 4:00 p.m., Pacific time, to consider and act upon the following matters:

     1.   To elect three (3) Class II directors to serve for three years.

     2. To vote on a proposal to ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the fiscal year ending December 31, 1996.

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 3, 1996, the record date, will be entitled to vote at the Meeting.

The Board of Directors recently amended the Company's By-Laws to provide a new procedure to be followed by stockholders of the Company to nominate directors for election or to propose business to be considered at annual meetings of stockholders. A copy of the By-Law amendment was filed with the Securities and Exchange Commission on April 5, 1996 as an exhibit to a Form 8-K. The new procedures require a stockholder to deliver timely written notice to the Secretary of the Company setting forth certain detailed information regarding such stockholder and the person such stockholder proposes to nominate for election as a director or the business such stockholder is proposing for consideration at an annual meeting. To be timely, such written notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting, provided that in the event less than 70 days' notice or public disclosure of the date of the meeting is given or made to stockholders, notice from the stockholder will be timely if received by the Company not later than the close of business on the 10th day after such notice of the meeting date was mailed to stockholders or such public disclosure was made, whichever first occurs. Accordingly, any stockholder desiring to nominate directors or propose business to be considered at the Annual Meeting must deliver written notice, in a form complying with the By-Law requirements, that is received by the Company no later than the close of business on April 19, 1996.

All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has previously returned a proxy.

                         By Order of the Board of Directors

                         John E. Castello, Executive Vice President and Chief Financial Officer

San Francisco, California
April 5, 1996

The Proxy Statement for the Annual Meeting follows this page. The Annual Report of the Company to its stockholders for the calendar year ended December 31, 1995 accompanies this Proxy Statement.

                      TIS MORTGAGE INVESTMENT COMPANY
                     655 Montgomery Street, Suite 800
                      San Francisco, California 94111

                    ___________________________________

                              PROXY STATEMENT
                    ___________________________________


General

     This Proxy Statement, which is first being sent to stockholders on or about April 8, 1996, is furnished in connection with the solicitation by the Board of Directors of TIS Mortgage Investment Company, a Maryland corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at The Holiday Inn in San Francisco, California on Monday, May 13, 1996, at 4:00 p.m., Pacific time, and any adjournments thereof.

Record Date

     Stockholders of record at the close of business on April 3, 1996 (the "Record Date") are entitled to vote at the Meeting. On the Record Date, there were issued and outstanding 8,105,880 shares of the Company's Common Stock, $.001 par value (the "Common Stock").

Revocability of Proxies

     A proxy may be revoked in writing at any time before it is exercised by delivery to the Secretary of the Company at the Company's principal executive offices, no later than the start of the Meeting, an instrument of revocation or a duly executed proxy bearing a later date than the revoked proxy. A proxy may also be revoked by attending the Meeting and electing to vote in person, but mere attendance at the Meeting will not revoke a proxy.

Solicitation

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or telefax. No additional compensation will be paid to such persons for such solicitation. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse such persons for their reasonable expenses in forwarding proxy materials to such beneficial owners. The Company has retained McKenzie Partners, at an estimated cost of $7,500, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

Voting

     The presence, in person or by proxy, of the holders of a majority of the total shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. If a proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions thereon. However, if no instructions are specified, such shares will be voted FOR each nominee for director, and FOR each other proposal described in this Proxy Statement. If a proxy is accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

     Each stockholder voting at the Meeting in person or by proxy may cast one vote per share of Common Stock held for each nominee for director. In the election of directors, the three nominees receiving the highest number of votes cast at the Meeting will be elected. The withholding of voting authority with respect to the election of directors will have no legal effect on the election of directors. Cumulative voting in the election of directors is not permitted. On all other matters, one vote may be cast for each share of Common Stock held. Approval of all proposals other than the election of directors requires approval by a majority of votes cast on the proposal. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue and will have no legal effect. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     The Board of Directors recently amended the Company's By-Laws to provide a new procedure to be followed by stockholders of the Company to nominate directors for election or to propose business to be considered at annual meetings of stockholders. A copy of the By-Law amendment was filed with the Securities and Exchange Commission on April 5, 1996 as an exhibit to a Form 8-K. The new procedures require a stockholder to deliver timely written notice to the Secretary of the Company setting forth certain detailed information regarding such stockholder and the person such stockholder proposes to nominate for election as a director or the business such stockholder is proposing for consideration at an annual meeting. To be timely, such written notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting, provided that in the event less than 70 days' notice or public disclosure of the date of the meeting is given or made to stockholders, notice from the stockholder will be timely if received by the Company not later than the close of business on the 10th day after such notice of the meeting date was mailed to stockholders or such public disclosure was made, whichever first occurs. Accordingly, any stockholder desiring to nominate directors or propose business to be considered at the Meeting must deliver written notice, in a form complying with the By-Law requirements, that is received by the Company no later than the close of business on April 19, 1996.


Beneficial Ownership of Third Parties

     The following table sets forth, as of the date of this Proxy
Statement, certain information with respect to the beneficial ownership of Common Stock by all persons known by the Company to beneficially own more than five percent of the Common Stock.

                                   Common Shares           Percent of
Beneficial Owner                Beneficially Owned        Common Stock
- - ----------------                ------------------        ------------
Thomas B. Akin                      524,700 (1)              6.47%
Karen H. Akin
Genevieve Hochster Trust
Blair S. Akin
Kyle P. Akin
  10 Via Elverano
  Tiburon, CA  94920
__________

(1) Based on the most recent available filing with the Securities and Exchange Commission on Schedule 13D by the reporting group, the individual members of the group own the following shares: Thomas Akin - 443,700; Karen H. Akin (wife of Thomas Akin) - 37,000; Genevieve Hochster Trust (Thomas Akin, Trustee) - 20,000; Kyle P. Akin (son of Thomas Akin) - 13,000; and Blair S. Akin (daughter of Thomas Akin) - 11,000.

Annual Report

     The Company's 1995 Annual Report to Stockholders, which was mailed to stockholders with this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy solicitation materials.

                         I.  ELECTION OF DIRECTORS

     The Company's Articles of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. There are currently eight directors. Class II which comes up for election at the Meeting consists of three directors. The Board of Directors has nominated, and recommends the election of, the following three persons to serve as directors of the Company in Class II until the 1999 Annual Meeting and until their successors are elected and have qualified:

                             Patricia M. Howe
                             Robert W. Ledoux
                            Melvin W. Petersen

     Each of the nominees is presently serving as a director of the Company. Although the Board of Directors has no reason to believe that any of them will be unable to serve, if such should occur, proxies will be voted (unless marked to the contrary) for such alternative person or persons as shall be recommended by the Board of Directors, unless the Board of Directors decides to reduce the number of directors.

     The Company has an agreement (the "Management Agreement") with TIS Financial Services, Inc. (the "Manager") which provides that the Manager shall be responsible for the day-to-day operations of the Company. The Manager is a Delaware corporation, 75% of the common stock of which is held by Corporate Capital Investment Advisors, a California corporation. The By-Laws of the Company provide that a majority of the members of the Board of Directors, and any committee thereof, must be "Unaffiliated Directors", i.e. persons who (i) are not "Affiliates" of the Manager, as that term is defined in the By-Laws or Affiliates of persons who are Affiliates of the Manager, and (ii) are not employed by, or receiving any compensation
(except for serving as a director) from, the Company.

Beneficial Ownership of Nominees, Directors and Executive Officers

     The following table sets forth, as of April 3, 1996, certain information with respect to each nominee for election as a director, each director whose term of office will continue after the Annual Meeting, each executive officer, and all nominees, continuing directors and executive officers of the Company as a group:

                                      Present    Common Shares
                           Director     Term     Beneficially    Percent of
Name                        Since     Expires       Owned *     Common Stock
- - ----                        -----     -------    -------------  ------------
John D. Boyce                1988       1998         7,000  (3)      ***
Robert H. Edelstein          1988       1997         2,000  (4)      ***
Patricia M. Howe(1)          1988       1996       150,000  (5)     1.83%
Douglas B. Fletcher(2)       1988       1998         6,100  (6)      ***
Robert W. Ledoux             1988       1996         4,550  (7)      ***
Lorraine O. Legg(1)          1988       1997       186,000  (8)     2.25%
Melvin W. Petersen           1996       1996        13,800  (9)      ***
Will M. Storey               1988       1997        26,000 (10)      ***
John E. Castello(1)           **         **         64,800 (11)      ***
All directors and                                  460,250 (12)     5.47%
executive officers as a
group (9 persons)

* Unless otherwise indicated, the beneficial owner has sole voting and investment power.
**   Not a director
***  Less than 1%

    (1) Affiliated with the Manager.

    (2) Mr. Fletcher is a partner of a partnership that indirectly owns stock in the Manager.

    (3) Includes 1,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (4) Includes 1,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (5) Includes 100,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (6) Includes 1,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (7) Includes 500 shares held in an individual retirement account for the benefit of Mr. Ledoux's wife as to which Mr. Ledoux shares voting and investment power, and includes 1,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (8) Includes 100 shares as to which Ms. Legg shares voting and investment power, and 150,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (9) Includes 5,000 shares held in a revocable living trust of which Mr. Petersen and his wife are co-trustees with shared voting and investment power.

    (10)Includes 1,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (11)Includes 2,300 shares held in an individual retirement account for the benefit of Mr. Castello's wife, as to which Mr. Castello shares voting and investment power, and includes 50,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.

    (12)Does not include shares beneficially owned by Harvie M. Merrill, who retired as a director of the Company on March 6, 1996. Mr. Merrill beneficially owns 4,000 shares of Common Stock, including 2,000 shares held jointly by Mr. Merrill's wife and mother-in-law as to which Mr. Merrill shares voting and investment power, and 1,000 shares issuable pursuant to outstanding options exercisable within 60 days of the date of this Proxy Statement.


Biographical Information

     Biographical information with respect to the three nominees for election, as well as for each continuing director and each executive officer of the Company, furnished in part by each such person, appears on the following pages. Except as otherwise noted, the named individuals have had the occupations indicated (other than directorships) for at least 5 years. Officers of the Company are elected annually to serve for one-year terms and until their successors are elected and have qualified.

     John D. Boyce, 69, Retired. From 1975 to September 1993, Vice President Financial Affairs, University of San Diego, in which capacity he was responsible for investments, controllership, administration, facilities, construction and communications; from 1970 to 1979, owner and operator of North County Cable TV, Incorporated, serving San Diego County; from 1966 to 1975, Partner, Lomas Santa Fe Development Company and Lomas Santa Fe Realty (over one thousand single family homes and condominiums, shopping centers, and country club and office buildings); Founder of Rancho Santa Fe Thrift & Loan Association, San Diego, California.

     Robert H. Edelstein, 52, Real Estate Development Professor and Co-Chairman, Center for Real Estate, Haas School of Business, University of California at Berkeley; from 1982 to 1985, Professor of Finance and Co-Director, Real Estate Center, The Wharton School, The University of Pennsylvania.

     Patricia M. Howe, 67, Chairman of the Company (since 1988); Chairman and Chief Executive Officer, Capitalcorp, Inc.; Chairman, Capitalcorp Asset Management; Chairman, Pacific Securities, Inc.; Chairman, Chief Financial Officer and Managing Director, Corporate Capital Investment, Advisors; Chairman, TIS Asset Management (since 1991); Chairman, TIS Financial Services, Inc. (formerly Thrift Investment Services) (financial products); Director, TIS Mortgage Acceptance Corporation (subsidiary of the Company).

     Douglas B. Fletcher, 70, Chairman and Chief Executive Officer, Fletcher Capital Advisors Incorporated (investment advisor); Partner, Newport Partners (privately-owned venture capital firm); Vice Chairman and Director, The Pacific Horizon Group of mutual funds managed by Bank of America; from 1962 to 1982, Chairman and Chief Executive Officer of Angeles Corporation (AMEX), with over $2 billion of securities and approximately $400 million of real estate assets under management; former Allied Member, New York Stock Exchange; Chartered Financial Analyst.

     Robert W. Ledoux, 54, Associate, Bryan & Edwards (private venture capital) since 1984; for the prior 11 years, Vice President, BA Investment Management Co. (wholly-owned subsidiary of Bank of America).

     Lorraine O. Legg, 56, President and Chief Executive Officer of the Company (since 1988); President and Director, Capitalcorp, Inc.; President and Director, Pacific Securities, Inc.; President, Chief Executive Officer and Managing Director, Corporate Capital Investment Advisors; President, Chief Executive Officer and Director, TIS Asset Management (since 1991); President, Chief Executive Officer and Director, TIS Financial Services, Inc. (financial products); Director (since 1993) and President and Chief Executive Officer (since February 1996), Meridian Point Realty Trust '83; Director (since 1993) and President and Chief Executive Officer (since December 1995), Meridian Point Realty Trust #VIII Co.; Director, Downtown Association of San Francisco; Director, Children's Garden of California; Director, Planned Giving Foundation; Director, Thermaltech Development, Inc.; Director, CFI ProServices, Inc.

     Melvin W. Petersen, 60, Retired. Director (1992-1994), Executive Vice President (1991-1994) and Investment Manager (1986-1990) at McMorgan & Co. (registered investment advisor); Director, McM Fund, 1994-1995; from 1983 to 1986, Vice President, Seafirst Bank; from 1972-1983, Chief of
Investments for California Public Employees' Retirement System and California State Teachers' Retirement System.

     Will M. Storey, 64, Retired. Former Executive Vice President, Chief Financial Officer and Director, American President Companies, Ltd. (holding company) from 1991 to 1995; Director, Manville Corporation (since 1989); Director, Albertsons Inc. (since 1992)(supermarkets); Director, Riverwood International Corp. (since 1992); from 1982 to 1988, Vice Chairman, Executive Vice President and Chief Financial Officer of Federated Department Stores Inc. in which capacity he was responsible for research, finance and planning of all real estate activities; prior to 1982, Executive Vice President and Chief Financial Officer, Boise Cascade Corporation.

     John E. Castello, 51, Executive Vice President and Chief Financial Officer of the Company (since 1988) and its Treasurer (since June, 1993); Senior Vice President, TIS Financial Services, Inc. (formerly Thrift Investment Services) (financial products); Director, TIS Mortgage Acceptance Corporation (subsidiary of the Company); Director and Senior Vice President, TIS Asset Management (since 1991); Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust '83 (since February 1996); Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust #VIII Co. (since December 1995); Assistant Secretary, INVG Mortgage Securities Corp. (since 1992).



Information Concerning Meetings and Certain Committees

     The Board of Directors held eight meetings during 1995. The Company has a standing Audit Committee and a standing Compensation Committee. Messrs. Boyce, Edelstein, Ledoux, Petersen and Storey are members of the Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the engagement, retention and discharge of independent auditors, reviews with the Company's independent auditors the plans and results of the auditing engagement and the adequacy of the Company's system of internal accounting controls, and directs any investigations into matters within the scope of the foregoing duties. The Audit Committee met one time during 1995.

     Messrs. Boyce, Edelstein, Petersen and Storey are members of the Compensation Committee. The Compensation Committee adopts and administers compensation plans for executive officers of the Company and others, including the Company's 1995 Stock Option Plan. The Compensation Committee held two meetings in 1995. The Company does not have a standing nominating committee or any other such committee which performs similar functions.

     During 1995, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.



Compensation of Executive Officers and Directors

     Executive Compensation. The Company does not pay cash compensation to its executive officers. The Company has a Management Agreement with the Manager, pursuant to which the Company pays certain fees and expenses to the Manager. Ms. Legg and Mr. Castello are employees of the Manager and Ms. Legg is a stockholder of the parent of the Manager. See "IV. MANAGEMENT AGREEMENT" below.

     The following sets forth certain information regarding option compensation to Ms. Legg and Mr. Castello (the "Named Executives") in 1995, 1994 and 1993:

                       Summary Compensation Table

                                                  Long-Term Compensation
                                                  ----------------------
                                                       # Securities
Name and Principal Position         Fiscal Year     Underlying Options
- - ---------------------------          -----------     -------------------
Lorraine O. Legg                        1995               150,000
  President and Chief                   1994                 --
  Executive Officer                     1993                 --

John E. Castello                        1995               50,000
  Executive Vice President              1994                 --
  and Chief Executive Officer           1993                 --

     The following table sets forth information with respect to options granted to the Named Executives during 1995:

                          Option Grants in 1995

                                      Individual Grants
                    -----------------------------------------------------
                                   % of total
                                   options
                                   granted to
                                   employees of
                                   the Manager
                    Number of      or the         Exercise
                    options        Company in     price per    Expiration
Name                granted        fiscal year    share        date
- - ----                ------------   ------------   ----------   ----------
Lorraine O. Legg       150,000         45.5%         $2.25       9/12/05
John E. Castello        50,000         15.2%         $2.25       9/12/05
____________

        (1) These options were exercisable upon the date of grant. The exercise price of the options shall be reduced by up to 50% by the amount of cash dividends per share of Common Stock declared by the Company between the grant date and the exercise price.

     No stock options were exercised by any of the Named Executive Officers during 1995. The following table sets forth information regarding the number and value of unexercised stock options held by the Named Executives at December 31, 1995.

                Aggregated Fiscal Year-End Option Values

                                                    Value of unexercised
                                                    in-the-money options
Name                  Exercisable   Unexercisable   at Year-End(1)
- - ----                  -----------   -------------   -------------------
Lorraine O. Legg       150,000            --                 --
John E. Castello        50,000            --                 --
____________

        (1) The exercise price of shares represented by these options was higher than the closing price of the Common Stock on December 31, 1995 with the result that the options were out-of-the-money on that date.

     Directors' Compensation. The Company pays an annual director's fee of $12,000 to each director who is not an Affiliate of the Manager and a fee of $300 for each meeting of the Board of Directors attended by each such director (except meetings by conference telephone) and of each committee of the Board of Directors. The Company reimburses directors for costs and expenses incurred in attending such meetings.

     Under the Company's 1995 Stock Option Plan, beginning with the Company's 1995 Annual Meeting of Stockholders, each Unaffiliated Director in office at the close of each annual meeting is granted an option to purchase 1,000 shares of Common Stock on the tenth business day immediately following each such annual meeting of stockholders. Such options are exercisable on the date of grant, and remain exercisable for ten years from the grant date, unless the Unaffiliated Director's services to the Company are terminated at an earlier date. The exercise price is equal to 110% of the fair market value of the optioned shares on the date the option is granted, provided that the exercise price will be reduced by the amount of dividends declared after the date the optionee is eligible to purchase such shares. In no event, however, will the exercise price be less than 50% of the fair market value of the optioned share on the date the option is granted. Among the current directors, Messrs. Boyce, Edelstein, Fletcher, Ledoux and Storey each received 1,000 options on September 13, 1995.

              II. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1996. The stockholders will be asked to ratify this appointment, and the Board of Directors recommends that stockholders vote for ratification. Arthur Andersen LLP has served as the Company's independent public accountants since the first fiscal period ended December 31, 1988. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.


                            III. OTHER MATTERS

     The Company knows of no other matters to be submitted to the Meeting. If any matters properly come before the Meeting, it is the intention of the persons named as proxies to vote the shares they represent as the Board of Directors may recommend. Discretionary authority for them to do so is contained in the proxy cards.


                         IV. MANAGEMENT AGREEMENT

     The Manager advises the Company on various aspects of its business and manages its operations in accordance with criteria established by the Company's Board of Directors. The executive officers of the Manager, all of whom serve as directors and/or officers of the Company, are as follows:
Patricia M. Howe, Chairman of the Board; Lorraine O. Legg, President and Chief Executive Officer; and John E. Castello, Senior Vice President. Ms. Howe and Ms. Legg each own 38.125% of the outstanding stock of the parent of the Manager.

     In June 1995 the Board of Directors of the Company and the Manager entered into a new Management Agreement through June 30, 1996. In March 1995 the Board of Directors had authorized a committee composed of four Unaffiliated Directors to consider proposed revisions to the Management Agreement in light of the Company's acquisition of multifamily residential properties and recent waivers by the Unaffiliated Directors of the requirement in the Management Agreement that the Management reimburse the Company for Excess Expenses (as defined below). Effective October 1, 1995 the new Management Agreement increased the base management fee from .375% of the Company's average invested assets to .65% thereof, and incentive compensation for any calendar year was revised to equal 10% of the amount by which the total return for the year exceeds 12% instead of quarterly payments in an amount equal to 25% of the amount by which the Company's annualized return on equity for the quarter exceeds the Ten-Year U.S. Treasury Rate plus 1%. However, the Manager has voluntarily waived the increase in base management fee for the fourth quarter of 1995 and first quarter of 1996. Management fees of $130,000 were earned in 1995.

     The Company reimburses the Manager for certain expenses incurred by the Manager on the Company's behalf, including rent, telephone, utilities, office furniture, equipment and machinery, computers, and computers services, as well as expenses relating to accounting, bookkeeping and related administrative functions (including the employment expenses of any persons performing these functions), and fees and expenses of agents employed directly by the Company or by the Manager at the Company's expense. The Company also reimburses the Manager for its costs in providing off-site operating, management and supervisory services with respect to multifamily properties and other real estate up to 5% of gross rents received by the Company from such properties. Reimbursable expenses paid by the Company to the Manager totaled $510,174 for 1995. This amount included $144,500 paid by the Company as reimbursement of 85% of the salary of John E. Castello, the Executive Vice President, Treasurer and Chief Financial Officer of the Company.

     Unless waived by the Unaffiliated Directors, the Management Agreement required prior to October 1, 1995 that the Manager reimburse the Company up to the amount of the base management fee to the extent that certain of the Company's expenses exceed the greater of 2% of the average invested assets of the Company or 25% of the Company's net income for the year ("Excess Expenses"). The Company experienced Excess Expenses in 1993, 1994 and 1995, and the Unaffiliated Directors waived the reimbursements that would otherwise have been required by the Management Agreement. Under the renewed Management Agreement, the Manager is no longer required to reimburse the Company for Excess Expenses.

     Except as set forth above, the Manager is required to pay employment expenses of its personnel, rent, telephone, utilities, other office expenses, certain travel and miscellaneous administrative expenses of the Manager and, if the Manager or an affiliate of the Manager serves as bond administrator for a series of structured securities issued by or on behalf of the Company, all expenses incurred by the Manager in performing administrative services in connection with the issuance and administration of such series of structured securities.

     If the Company participates in programs operated by the Manager for the pricing and acquisition of mortgage loans, the Company will pay the manager a fixed expense allowance in an amount which shall be determined by a majority of the Unaffiliated Directors.

     The new Management Agreement also provides that certain termination payments will be made to the Manager if the Management Agreement is terminated, or is not continued on terms as favorable to the Manager as the current Management Agreement, within three years of a Change of Control (defined below). The termination payments are to be made quarterly for each fiscal quarter (or portion thereof) during the period beginning with the date of termination (the "Termination Date") and ending on the last day of the twelfth full fiscal quarter following the Termination Date. Such payments include (i) the standard base management fee calculated without taking into account any investments made by the Company subsequent to the Termination Date, and (ii) the standard incentive compensation fee that would otherwise be payable if the total shareholders' equity were computed without taking into account any investments made by the Company subsequent to the Termination Date.

     A "Change of Control" shall occur if

          (i) any person or group, subject to certain exceptions, becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty (20) percent or more of the combined voting power of the Company's outstanding securities, or such lesser percentage of voting power as a majority of the Board of Directors, including a majority of the Unaffiliated Directors, shall determine;

          (ii) Continuing Directors shall at any time cease to constitute a majority of the Company's Board of Directors. "Continuing Directors" means those directors holding office on the date first above written and those directors who were recommended to succeed Continuing Directors by a majority of the Continuing Directors; or

          (iii) The Company's stockholders or its Board of Directors shall approve (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's Common Stock would be converted into cash, securities and/or other property, other than a merger of the Company in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger as they had in Common Stock immediately before, (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions ) of all or substantially all of the assets or earning power of the Company, or
     (3) the liquidation or dissolution of the Company.

     In order to compensate the Manager for certain administrative functions that the Manager has performed with respect to each Residual Interest projected to have cash flows in excess of $40,000 in the following year purchased by the Company for which neither the Manager nor an Affiliate act as bond administrator, the Company paid the Manager a fee equal to $10,000 for each year or fraction thereof that the Company holds such Residual Interest. A total of $90,000 of these Residual Interest administration fees were paid to the Manager in 1995. Effective October 1, 1995, this Residual Interest administration fee was discontinued.

     Directors and executive officers of the Company are required to devote only so much of their time to the Company's affairs as is necessary or required for the effective conduct and operation of the Company's business. Because the Management Agreement provides that the Manager will assume principal responsibility for managing the affairs of the Company, the officers of the Company, in their capacities as such, are not expected to devote substantial portions of their time to the affairs of the Company. However, in their capacities as officers or employees of the Manager, or of the general partner of the Manager, they will devote such portion of their time to the affairs of the Company as is required for the performance of the duties of the Manager under the Management Agreement.

     The Board of Directors has adopted a policy that, unless the Company is self-administered, (i) prior to entering into, renewing or extending any management or administrative agreement (including the Management Agreement), competitive bids from three or more persons will be secured and
(ii) prior to entering into, renewing or extending any management or administrative agreement with any person who, directly or indirectly, beneficially owns or controls 5% or more of the Common Stock, such agreement will be submitted for approval by a majority of the Company's disinterested stockholders. In light of this policy, the Board is examining its current management arrangements and intends to comply with the policy.

                         V. ADDITIONAL INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the reporting period ended December 31, 1995, except that Mr. Robert Ledoux did not file in a timely manner a Form 5 to report his receipt of an option from the Company in 1995.

Stockholder Proposals

     In order to be eligible for inclusion in the Company's proxy materials for the 1997 Annual Meeting, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission Rules and Regulations, must be directed to the Secretary of the Company at the offices set forth on page 1 of this proxy statement, and must be received by the Company not later than December 11, 1996.

     The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal 1995. Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to the [Secretary of the Company] at the offices of the Company set forth on page 1 of this proxy statement.




                                   By Order of the Board of Directors

                                   John E. Castello,
                                   Executive Vice President and Chief
                                   Executive Officer





San Francisco, California
April 5, 1996

PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      TIS MORTGAGE INVESTMENT COMPANY

                            COMMON STOCK PROXY
                    FOR ANNUAL MEETING OF STOCKHOLDERS

                               May 13, 1996

     The undersigned hereby appoints Lorraine O. Legg and John E. Castello, or either of them, each with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of TIS MORTGAGE INVESTMENT COMPANY to be held at the Holiday Inn, 750 Kearny Street, San Francisco, California on Monday, May 13, 1996 at 4:00 p.m., PST, and any adjournment thereof, and to vote the number of shares of the COMMON STOCK OF TIS MORTGAGE INVESTMENT COMPANY that the undersigned would be entitled to vote if personally present.

        The Board of Directors recommends a vote FOR Items 1 and 2. (Continued, and to be marked, dated and signed, on the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.  ELECTION OF DIRECTORS

   FOR All nominees listed below               WITHHOLD AUTHORITY
        (except as marked to                to vote for all nominees
         the contrary below)                     listed below:

                [  ]                                  [  ]

NOMINEES:  Patricia M. Howe, Robert W. Ledoux and Melvin Petersen

INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name below:

            _________________________________________________

2.  PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
    INDEPENDENT ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

          [  ] FOR          [  ] AGAINST          [  ] ABSTAIN


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TIS MORTGAGE INVESTMENT COMPANY. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated pursuant to the Securities Exchange Act of 1934 and by all applicable state laws (including matters that the proxy holders do not know, a reasonable time before this solicitation, are to be presented).

Please sign exactly as the name or names appear on your stock certificates (as indicated hereon). If the shares are issued in the name of two or more persons, all of them must sign the proxy. A proxy executed by a corporation must be signed in its name by an authorized officer. Executors, administrators, trustees and partners should indicate their capacity when signing.

The undersigned acknowledges receipt of (a) the Notice of 1996 Annual Meeting of Stockholders, (b) the accompanying Proxy Statement and (c) the Company's Annual Report for the fiscal year ended December 31, 1995.

Dated:_____________________________________, 1996

_______________________________________________________________________
                               (Signature)

_______________________________________________________________________
                       (Signature if held jointly)

SHAREHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED.